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                                                                    EXHIBIT 23.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 31, 1997 included in ValueVision International, Inc.'s Form 10-K for the year ended January 31, 1997 and to all references to our Firm included in this Registration Statement on Form S-8.



                                           s/ Arthur Andersen LLP
                                           ----------------------------
November 24, 1997